UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Amendment No. 1

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Launch One Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED JUNE [● ], 2026

Launch One Acquisition Corp.
A Cayman Islands Exempted Company
(Company Number 407368)
180 Grand Avenue, Suite 1530
Oakland, CA 94612

NOTICE OF EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held at 9:00 a.m.  Eastern Time on [ ● ], 2026

To the Shareholders of Launch One Acquisition Corp.:

You are cordially invited to attend an extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”) of Launch One Acquisition Corp. (“we,” “us,” “our” or the “Company”) to be held at 9:00 a.m. Eastern Time on [ ● ], 2026 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Meeting online, vote, view the list of shareholders entitled to vote at the Meeting and submit your questions during the Meeting by visiting https://www.cstproxy.com/launchoneacquisitioncorp/2026 or by phone dialing within the U.S. and Canada 800-450-7155 (toll-free) or outside of the U.S. and Canada +1 857-999-9155 (standard rates apply) and entering the conference identification number 2853182#. The accompanying proxy statement (the “Proxy Statement”), is dated June [ ● ], 2026, and is first being mailed to shareholders of the Company on or about [ ● ], 2026. The sole purpose of the Meeting is to consider and vote upon the following proposals:

●	a proposal to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares of par value $0.0001 per share (“Class A ordinary shares”) included as part of the units sold in the Company’s initial public offering that was consummated on July 15, 2024 (the “IPO”), from July 15, 2026 to January 15, 2027 (the “Extended Date”);

The full text of the resolution to be voted on at the Meeting is as follows:

“It is resolved as a special resolution that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by amending the definition of Completion Window by deleting the following the words:

“ending on the date that is twenty four (24) months after the closing date of the IPO”

and replacing them with the following:

“ending on January 15, 2027, or such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”;

●	a proposal to ratify, by way of ordinary resolution, the selection by the Board’s audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

●	a proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Auditor Ratification Proposal.

The Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

In addition to considering and voting on the foregoing proposals, members of the Company’s management (the “Management”) will be available at the Meeting to discuss the financial statements of the Company for the fiscal year ended December 31, 2025 filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 27, 2026 (the “2025 Annual Report”), and answer questions of shareholders regarding the Company’s current affairs.

The purpose of the Extension Amendment is to allow us more time to enter into and complete a potential business combination (a “Potential Business Combination”) in case such additional time is needed. The Articles provide that we have until July 15, 2026 to complete our initial business combination. Since we have not yet entered into a definitive agreement with respect to a Potential Business Combination, our board of directors (our “board”) believes that there may not be sufficient time before July 15, 2026 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with a Potential Business Combination and consummate the closing of a Potential Business Combination. Accordingly, our board believes that in order for us to be able to potentially consummate a Potential Business Combination, we will need to obtain the Extension.

In connection with the Extension Amendment Proposal, each holder of public shares who is not our sponsor, Launch One Sponsor LLC (the “Sponsor”), a shareholder of ours immediately prior to the consummation of the IPO (“Founder”), or an Officer or Director of ours may elect to redeem their public shares upon the effectiveness of the Extension Amendment for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes payable), divided by the number of Class A ordinary shares included as part of the units sold in the IPO (the “public shares”) then in issue, subject to applicable law, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders other than the Sponsor, a Founder or an Officer or Director of ours, who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on a Potential Business Combination in the future, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then issued public shares, in the event a Potential Business Combination is completed. We are not asking you to vote on any Potential Business Combination at this time. If we enter into a Potential Business Combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about a Potential Business Combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of a Potential Business Combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, a Potential Business Combination. We urge you to vote at the Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy a related closing condition that may be set forth in the transaction documents of a Potential Business Combination, if any. As a result, while a target company would have the right to waive any related closing condition in certain circumstances, a Potential Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.

Based upon the amount in the Trust Account as of             , 2026, which was $            , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Meeting. The closing price of the public shares on the Nasdaq Global Market on             , 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON             , 2026 (TWO BUSINESS DAYS BEFORE THE MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

The Adjournment Proposal, if adopted, will allow our chairman to adjourn the Meeting to a later date or dates, to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Auditor Ratification Proposal or (ii) where the Board has determined it is otherwise necessary.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 15, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, holder of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), will not receive any monies held in the Trust Account as a result of ownership of the founder shares.

The approval of the Extension Amendment Proposal, requires a special resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Meeting, vote at the Meeting. The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to (1) extend the date by which we must consummate an initial business combination and (2) enter into and consummate a Potential Business Combination.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Meeting, vote at the Meeting.

Our board has fixed the close of business on May 15, 2026 as the record date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under our Articles, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your ordinary shares. Shareholders will have the opportunity to present questions, including about the 2025 Annual Report, to the Management at the Meeting.

, 2026

By Order of the Board of Directors

Chief Executive Officer (Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a shareholder of record, you may also cast your vote in person at the Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting in Lieu of an Annual General Meeting of the Shareholders to be held on [ ● ], 2026: This notice of Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/launchoneacquisitioncorp/2026.

Launch One Acquisition Corp.
A Cayman Islands Exempted Company
(Company Number 407368)
180 Grand Avenue, Suite 1530
Oakland, CA 94612

EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL

MEETING OF SHAREHOLDERS
TO BE HELD ON [ ● ], 2026

PROXY STATEMENT

The extraordinary general meeting in lieu of an annual general meeting (the “Meeting”) of Launch One Acquisition Corp. (“we,” “us,” “our” or the “Company”) will be held at  9:00 a.m. Eastern Time on [ ● ], 2026 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Meeting online, vote, view the list of shareholders entitled to vote at the Meeting and submit your questions during the Meeting by visiting https://www.cstproxy.com/launchoneacquisitioncorp/2026 or by phone dialing within the U.S. and Canada 800-450-7155 (toll-free) or outside of the U.S. and Canada +1 857-999-9155 (standard rates apply) and entering the conference identification number 2853182#. The sole purpose of the Meeting is to consider and vote upon the following proposals:

●	a proposal to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares of par value $0.0001 per share (“Class A ordinary shares”) included as part of the units sold in the Company’s initial public offering that was consummated on July 15, 2024 (the “IPO”), from July 15, 2026 to January 15, 2027 (the “Extended Date”);

●	a proposal to ratify, by way of ordinary resolution, the selection by the Board’s audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

●	a proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Auditor Ratification Proposal.

The purpose of the Extension Amendment is to allow us more time to enter into and complete a potential business combination (a “Potential Business Combination”) in case such additional time is needed. The Articles provide that we have until July 15, 2026 to complete our initial business combination. Since we have not yet entered into a definitive agreement with respect to a Potential Business Combination, our board of directors (our “board”) believes that there may not be sufficient time before July 15, 2026 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with a Potential Business Combination and consummate the closing of a Potential Business Combination. Accordingly, our board believes that in order for us to be able to potentially consummate a Potential Business Combination, we will need to obtain the Extension.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

In connection with the Extension Amendment Proposal, each holder of public shares who is not our sponsor, Launch One Sponsor LLC (the “Sponsor”), a shareholder of ours immediately prior to the consummation of the IPO (“Founder”), or an Officer or Director of ours may elect to redeem their public shares upon the effectiveness of the Extension Amendment for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes payable), divided by the number of Class A ordinary shares included as part of the units sold in the IPO (the “public shares”) then in issue (the “Withdrawal Amount”), subject to applicable law, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders other than the Sponsor, a Founder or an Officer or Director of ours who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any Potential Business Combination in the future, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then issued public shares, in the event a Potential Business Combination is completed. We are not asking you to vote on any Potential Business Combination at this time. If we enter into a Potential Business Combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about a Potential Business Combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of a Potential Business Combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, a Potential Business Combination. We urge you to vote at the Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy a related closing condition that may be set forth in the transaction documents of a Potential Business Combination, if any. As a result, while a target company would have the right to waive any related closing condition in certain circumstances, a Potential Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $             that was in the Trust Account as of             , 2026. In such event, we may need to obtain additional funds to complete a Potential Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 15, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, holder of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Based upon the amount in the Trust Account as of             , 2026, which was $            , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Meeting. The closing price of the public shares on the Nasdaq Global Market (the “Nasdaq”) on             , 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

Our board has fixed the close of business on May 15, 2026 as the record date for determining our shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the record date of the Meeting, there were 28,750,000 ordinary shares outstanding, of which 23,000,000 were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all founder shares, that they intend to vote in favor of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

Shareholders will have the opportunity to present questions to our management (the “Management”), including regarding our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 27, 2026 (the “2025 Annual Report”), at the Meeting.

This Proxy Statement contains important information about the Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Okapi Partners LLC (“Okapi”), to assist in the solicitation of proxies for the Meeting. We have agreed to pay Okapi a fee of $15,000. We will also reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated             , 2026 and is first being mailed to shareholders on or about [ ● ], 2026.

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:	We are a blank check company incorporated on February 21, 2024 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On July 15, 2024, we consummated our IPO from which we derived gross proceeds of $230,000,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of Class A ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, July 15, 2026). Our board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow us and our board to evaluate and enter into a Potential Business Combination, and subsequently our shareholders to evaluate a Potential Business Combination and for us to be able to consummate a Potential Business Combination, and is submitting these proposals to our shareholders to vote upon.

Q:	Why do we need to hold an extraordinary general meeting in lieu of an annual meeting?

A:	The Meeting is also being held as an annual general meeting to provide you an opportunity to present questions to the Management, including regarding the 2025 Annual Report.

Q:	What is being voted on?

A:	You are being asked to vote on:

●	a proposal to amend, by way of special resolution, our Articles to extend the date by which we have to consummate our initial business combination from July 15, 2026 to January 15, 2027;

●	a proposal, to ratify, by way or ordinary resolution, the selection by the audit committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2026; and

●	a proposal to approve, by way or ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Auditor Ratification Proposal or (ii) where the Board has determined it is otherwise necessary.

The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) enter into and consummate a Potential Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

We are not asking you to vote on any Potential Business Combination, at this time. If we enter into the Proposed Business Combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about a Potential Business Combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of a Potential Business Combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, a Potential Business Combination. We urge you to vote at the Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy a related closing condition that may be set forth in the transaction documents of a Potential Business Combination, if any. As a result, while a target company would have the right to waive any related closing condition in certain circumstances, a Potential Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $            that was in the Trust Account as of             , 2026. In such event, we may need to obtain additional funds to complete a Potential Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 15, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:	Why is the Company proposing the Extension Amendment Proposal?

A:	Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before July 15, 2026. As we explain below, we may not be able to enter into and complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to enter into and complete a Potential Business Combination. Since we have not yet entered into a definitive agreement with respect to a Potential Business Combination, our board currently believes that there may not be sufficient time before July 15, 2026 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with a Potential Business Combination and consummate the closing of a Potential Business Combination.

Accordingly, for us to be able to potentially consummate a Potential Business Combination, we will need to obtain the Extension, and our board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from July 15, 2026 to January 15, 2027. However, if a Potential Business Combination negotiations are terminated before the Meeting, we will adjourn or postpone the Meeting.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before July 15, 2026, we will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon the effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest is net of taxes payable), divided by the number of public shares then in issue, subject to applicable law. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Our board believes, however, that shareholders should have an opportunity to evaluate a Potential Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to enter into a Proposed Business Combination and to hold a shareholder vote for the approval of a Potential Business Combination. If you do not elect to redeem your public shares, you will retain the right to vote on any Potential Business Combination in the future, and the right to redeem your public shares in connection with such initial business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Why should I vote “FOR” the Auditor Ratification Proposal?

A:	Withum has served as our independent registered public accounting firm since 2024. Our Audit Committee and Board believe that stability and continuity in our auditor are important as we continue to search for and complete a Potential Business Combination.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by our shareholders, our chairman may not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Auditor Ratification Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:	Sponsor owns 5,750,000 founder shares. Such founder shares represent 20.0% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, and we have been informed by Sponsor, our directors and executive officers that they intend to vote in favor of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

In addition, Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to or after the Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal.

In addition, Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the public shares beneficially owned by them in connection with the Extension Amendment Proposal. Sponsor and/or our Company may provide such shareholders either our securities or membership interests in the Sponsor or other consideration pursuant to such arrangements.

Q:	What vote is required to adopt the Extension Amendment Proposal?

A:	The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Meeting, vote at the Meeting.

Q:	What vote is required to approve the Auditor Ratification Proposal?

A:	The approval of the Auditor Ratification Proposal requires an ordinary resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Meeting, vote at the Meeting.

Q:	What vote is required to approve the Adjournment Proposal?

A:	The approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Meeting, vote at the Meeting.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal?

A:	If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal.

Q:	Are the Proposals conditioned on one another?

A:	The Extension Amendment Proposal is not conditioned on the approval of either the Auditor Ratification Proposal or the Adjournment Proposal.

The Auditor Ratification Proposal is not conditioned on the approval of the Extension Amendment Proposal or the Adjournment Proposal.

The Adjournment Proposal is not conditioned on the approval of the Extension Amendment Proposal or the Auditor Ratification Proposal. However, if either of the Extension Amendment Proposal or the Auditor Ratification Proposal is not approved by our shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or the Auditor Ratification Proposal, as needed.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:	The Extension Amendment will not be effective if our shareholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 15, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	We will continue our efforts to consummate a Potential Business Combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by Sponsor as a result of its ownership of the founder shares.

 If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:	What happens to the Company warrants if the Extension Amendment Proposal is not approved?

A:	If the Extension Amendment Proposal is not approved and we have not consummated a business combination by July 15, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:	What happens to the Company warrants if the Extension Amendment Proposal is approved?

A:	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:	Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any Potential Business Combination in the future, subject to any limitations set forth in our Articles.

Q:	How do I change my vote?

A:	You may change your vote by sending a later-dated, signed proxy card to our Chief Executive Officer at Launch One Acquisition Corp., 180 Grand Avenue, Suite 1530, Oakland, California 94612, so that it is received prior to the Meeting or by attending the Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Chief Executive Officer prior to the Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the virtual meeting should register for the meeting by [ ● ], 2026 (one week prior to the meeting date). To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:

●	If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Meeting, go to https://www.cstproxy.com/launchoneacquisitioncorp/2026, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

●	Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Meeting, vote at the Meeting.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Meeting. The approval of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon at the Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Auditor Ratification Proposal or the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, but will not count as a vote cast at the Meeting.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a Quorum requirement?

A:	A quorum of our shareholders is necessary to hold a valid Meeting. A quorum will be present at the Meeting if the holders of at least one-third of the issued and outstanding ordinary shares entitled to vote at the Meeting are represented in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Meeting, the holders of at least 9,583,334 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Meeting.

Q:	Who can vote at the Meeting?

A:	Only holders of record of our ordinary shares at the close of business on May 15, 2026 are entitled to have their vote counted at the Meeting and any adjournments thereof. On this record date, 28,750,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Meeting or vote by proxy. Whether or not you plan to attend the Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the board recommend voting for the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment Proposal, the Auditor Ratification Proposal, and if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

Q:	What interests do the Sponsor and our directors and officers have in the approval of the proposals?

A:	Sponsor and our directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of Sponsor and our Directors and Officers.”

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal?

A:	Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal under Cayman Islands law.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:	If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Meeting or by submitting a proxy for the Meeting.

Whether or not you plan to attend the Meeting in person (including by virtual means as provided herein), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I redeem my ordinary shares?

A:	Each of our public shareholders (who is not the Sponsor, a Founder, or an Officer or Director of ours) may submit an election that, if the Extension Amendment Proposal is effective, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the Withdrawal Amount. You will also be able to redeem your public shares in connection with a Potential Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemptions, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on [ ● ], 2026 (two business days before the Meeting).

Q:	How do I withdraw my election to redeem my ordinary shares?

A:	If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:	We will pay for the entire cost of soliciting proxies. We have engaged Okapi to assist in the solicitation of proxies for the Meeting. We have agreed to pay Okapi a fee of $15,000. We will also reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Individuals call toll-free: (877) 566-1922

Banks and Brokerage Firms, please call (212) 297-0720

Email: info@okapipartners.com

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: SPAC Redemptions

Email: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a Potential Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a Potential Business Combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2026 and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our 2025 Annual Report and the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our 2025 Annual Report, the other reports we file with the SEC and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

There are no assurances that the Extension Amendment will enable us to complete a Business Combination.

Approving the Extension Amendment involves a number of risks. Even if the Extension Amendment is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved, the Company expects to seek shareholder approval of a Potential Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension Amendment or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights in connection with the Extension with respect to a large number of our public shares may adversely affect the liquidity of our securities.

In connection with the Extension, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our public shares. As a result, you may be unable to sell your public shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past, adopted certain rules and may, in the future, adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination.

In the event the Extension Amendment Proposal is approved and we amend our Articles, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendments, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares, units and warrants are listed on Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Generally, we must maintain a minimum number of holders of our securities (generally 400 public holders). Pursuant to the terms of our Articles, in the event that the Extension Amendment Proposal is approved and the Articles are amended, public shareholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the amendment of our Articles. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A ordinary shares constitute a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

We may not be able to complete an initial business combination because such initial business combination may be subject to regulatory review and approval requirements, including foreign investment regulations and review by government entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on — among other factors — the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have any foreign ownership issues. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required under our Articles, including as a result of extended regulatory review of a potential initial business combination, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes and less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, our warrants may be worthless.

BACKGROUND

We are a blank check company incorporated on February 21, 2024 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalagamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On July 15, 2024, we consummated the IPO of our units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to as the “public shares,” and one-half of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 6,000,000 warrants (the “private placement warrants”), at a purchase price of $1.00 per private placement warrant, to Sponsor and Cantor Fitzgerald & Co. (“Cantor”) generating gross proceeds to us of $6,000,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that: (1) they will not be redeemable by us; (2) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the ordinary shares issuable upon exercise of these warrants) are entitled to registration rights. In addition, with respect to private placement warrants held by Cantor and/or its designees, such private placement warrants will be subject to the lock-up and registration rights limitations imposed by FINRA Rule 5110 and will not be exercisable more than five years from the commencement of sales in the IPO in accordance with FINRA Rule 5110(g)(8).

Following the closing of the IPO, a total of $230,000,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The proceeds held in the Trust Account are and will be invested or held only in either (i) U.S. government treasury obligations with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations, (ii) as uninvested cash, or (iii) an interest bearing bank demand deposit account or other accounts at a bank. At             , 2026, funds held in the Trust Account totaled approximately $            million, and were held in U.S. Treasury Bills. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer we hold investments in the Trust Account, we may, at any time (and will no later than July 15, 2026) instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account.

Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of Sponsor, and our Directors and Officers.”

On the record date of the Meeting, there were 28,750,000 ordinary shares outstanding, of which 23,000,000 were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, and we have been informed by Sponsor, which holds all founder shares, that they intend to vote in favor of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

Our principal executive offices are located at 180 Grand Avenue, Suite 1530, Oakland, California and our telephone number is (510) 692-9600.

THE EXTENSION AMENDMENT PROPOSAL

We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.

The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate a Potential Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by July 15, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The purpose of the Extension Amendment is to allow us more time to enter into and complete a Potential Business Combination in case such additional time is needed. The Articles provide that we have until July 15, 2026 to complete our initial business combination. Since we have not yet entered into a definitive agreement with a prospective target entity, our board currently believes that there will not be sufficient time before July 15, 2026 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with a Potential Business Combination and consummate the closing of a Potential Business Combination. Accordingly, our board believes that in order to allow us to enter into a Potential Business Combination and give our shareholders the opportunity to evaluate a Potential Business Combination and enable us to potentially consummate a Potential Business Combination, we will need to obtain the Extension.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement in Annex A.

Full Text of the Resolution

“It is resolved as a special resolution that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by amending the definition of Completion Window by deleting the following the words:

“ending on the date that is twenty four (24) months after the closing date of the IPO” and replacing them with the following:

“ending on January 15, 2027, or such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

Reasons for the Extension Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before July 15, 2026, we will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon the effectiveness of such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes payable), divided by the number of public shares then in issue, subject to applicable law. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Our board believes, however, that it should have an opportunity to complete the negotiations and enter into a Proposed Business Combination and shareholders should have an opportunity to evaluate a Potential Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to enter into a Proposed Business Combination and to hold a shareholder vote for the approval of a Potential Business Combination. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including a Potential Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.

In addition, on March 20, 2026, we entered into a Working Capital Promissory Note (the “Working Capital Note”) with the Sponsor, pursuant to which the Sponsor may loan up to $1,000,000 to us in up to three tranches in substantially the same amounts and on substantially the same terms as the loans under that certain agreement, between the Sponsor and Keystone Capital Partners, LLC (“Keystone”), as agent for the lenders party thereto (the “Lenders” and such agreement, the “Credit Agreement”), including an initial loan to us of $500,000 upon execution and two additional loans of $250,000 each. In connection with the Working Capital Note, the Sponsor entered into the Credit Agreement, pursuant to which the Lenders agreed to provide loans to the Sponsor of up to $1,000,000 in the aggregate, to be funded in up to three tranches, consisting of an initial loan of $500,000 and two additional loans of $250,000 each (with such additional tranches subject to the consent of Keystone, not to be unreasonably withheld, delayed or conditioned), in each case subject to the terms and conditions of the Credit Agreement. In connection with the Credit Agreement, the Sponsor also entered into a Pledge Agreement (the “Pledge Agreement”) with Keystone, pursuant to which the Sponsor pledged 2,932,500 class B ordinary shares of the Company (representing approximately 51% of the founder shares owned by the Sponsor), together with any proceeds thereof (the “Pledged Collateral”), as collateral to secure the obligations under the Credit Agreement. The loans under the Credit Agreement are non-recourse to the Sponsor, and the Lenders’ sole recourse in the event of a default is to foreclose upon such Pledged Collateral, which would remain subject to the Company’s governing documents and applicable lock-up arrangements, including the terms of the Letter Agreement, dated as of July 11, 2024, by and among us, the Sponsor and the other parties thereto (the “Insider Letter”). The Sponsor is required to use the proceeds of the loans under the Credit Agreement to fund loans to the Company to pay for its expenses, including transaction expenses for future deals, amounts previously owed for prior business combination efforts and for administrative expenses. The loans under the Credit Agreement mature upon the earlier of the Company’s initial business combination or the Company’s liquidation. The Credit Agreement includes events of default for the Company’s failure to file with the SEC by a certain agreed upon date a proxy statement to call for a Company shareholder meeting to extend the Company’s deadline to consummate its initial business combination or for the Company’s failure to enter into a definitive business combination agreement with a target company or business prior to a certain agreed upon date. However, the Credit Agreement and Pledge Agreement solely bind the Sponsor and do not restrict the actions of the Company.

If the Extension Amendment Proposal Is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate a Potential Business Combination. Therefore, our board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 15, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Extension Amendment Proposal Is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $          that was in the Trust Account as of             , 2026. In such event, we may need to obtain additional funds to complete a Potential Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the Withdrawal Amount. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON  [ ● ], 2026 (TWO BUSINESS DAYS BEFORE THE MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your public shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemptions, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on [ ● ], 2026 (two business days before the Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the Withdrawal Amount. Based upon the amount in the Trust Account as of             , 2026, which was $            , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Meeting. The closing price of the public shares on the Nasdaq on             , 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Meeting. We anticipate that a public shareholder who tenders public shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is completed. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	Sponsor or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Class A Ordinary Shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, any alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

1.	an individual citizen or resident of the United States,

2.	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.	an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders - Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because, as discussed below, we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2025, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of public shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed.

Long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

We are a blank check company with no current active business, and based on the composition of our income and assets we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and (ii) the U.S. Holder did not make and maintain a timely and effective “qualified election fund” election for each of our taxable years as a PFIC in which the U.S. Holder held public shares, a qualified election fund (“QEF Election”) along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

THE MEETING

Date, Time and Place. The Meeting of our shareholders will be held at 9:00 a.m. Eastern Time on  [ ● ], 2026 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Meeting online, vote, view the list of shareholders entitled to vote at the Meeting and submit your questions during the Meeting by visiting https://www.cstproxy.com/launchoneacquisitioncorp/2026 or by phone dialing within the U.S. and Canada 800-450-7155 (toll-free) or outside of the U.S. and Canada +1 857-999-9155 (standard rates apply) and entering the conference identification number 2853182#. The sole purpose of the Meeting is to consider and vote upon the following proposals:

●	a proposal to amend, by way of special resolution, our Articles to extend the date by which we have to consummate our initial business combination from July 15, 2026 to January 15, 2027;

●	a proposal, to ratify, by way or ordinary resolution, the selection by the audit committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2026; and

●	a proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or the Auditor Ratification Proposal or (ii) where the Board has determined it is otherwise necessary.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Meeting, if you owned the ordinary shares at the close of business on  May 15, 2026, the record date for the Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Meeting, vote at the Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Meeting.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

On the record date of the Meeting, there were 28,750,000 ordinary shares outstanding, of which 23,000,000 were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, and we have been informed by Sponsor, which holds all founder shares, that they intend to vote in favor of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal or the Auditor Ratification Proposal to be approved, you must vote “AGAINST” the proposals. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our board on the proposals being presented to shareholders at the Meeting. We have engaged Okapi to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Meeting. You may contact Okapi at:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Individuals call toll-free: (877) 566-1922

Banks and Brokerage Firms, please call (212) 297-0720

Email: info@okapipartners.com

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Act and our Articles being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Meeting, vote at the Meeting.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 15, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

In addition, Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to or after the Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of Sponsor and our Directors and Officers

When you consider the recommendation of our board, you should keep in mind that Sponsor and our directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	If we do not consummate our initial business combination transaction by July 15, 2026, which is 24 months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In such event, the founder shares, which are owned by Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because the holder of our founder shares has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete our initial business combination within the required period.

●	In addition, simultaneously with the closing of our IPO, we consummated the sale of 6,000,000 private placement warrants at a price of $1.00 per warrant in a private placement to Sponsor and Cantor. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate our initial business combination by July 15, 2026, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date) then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by Sponsor and Cantor and their affiliate will be worthless.

●	Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

●	In order to protect the amounts held in the Trust Account, Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act.

●	Pursuant to the Working Capital Note, the Sponsor may loan up to $1,000,000 to the Company in up to three tranches in substantially the same amounts and on substantially the same terms as the Credit Agreement, including an initial loan to the Company of $500,000 upon execution and two additional loans of $250,000 each (in the case of the Working Capital Note, at the Sponsor’s sole election) in the event that the Company (A) enters into a letter of intent, memorandum of understanding or other agreement with respect to the Company’s initial business combination or (B) calls a shareholder meeting to extend its deadline to consummate its initial business combination, (i) an original issue discount of 20% on each loan, such that the principal amount of each loan is 125% of the amount borrowed, (ii) annual interest of 8%, with a default interest rate of an additional 18% (for a total of 26%), to the maximum extent permitted by applicable law, (iii) a prepayment penalty of 10% (and in the case of the Working Capital Note, only to the extent with the written consent of the Sponsor), (v) a maturity date for all such loans, interest and other obligations under the Working Capital Note of the consummation of the Company’s initial business combination or the effective date of the winding up of the Company (or if earlier, upon an event of default), and (iv) an obligation to reimburse the Sponsor for its expenses in connection with obtaining the funds for the initial loan under the Working Capital Note (up to $25,000 to be withheld at the funding of the initial loan, which will be used to reimburse Keystone for its expenses under the Credit Agreement) and for any expenses of the Sponsor in connection with any refinancing of the debt or the enforcement of the Working Capital Note and for any reimbursement or indemnification obligations of the Sponsor under the Credit Agreement and related documents, subject in each case to a cap of $20,000 per occurrence (other than with respect to indemnification obligations), which expense reimbursement obligations will be taken out of the proceeds of any additional loans under the Working Capital Note or otherwise upon the maturity date (or earlier event of default). Accordingly, if the Company does not consummate its initial business combination, there can be no assurance that the Sponsor will be repaid amounts outstanding under the Working Capital Note.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Articles provide that we have until July 15, 2026 to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before July 15, 2026, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

We believe that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow us to enter into a Potential Business Combination, our shareholders to then evaluate a Potential Business Combination and for us to be able to potentially consummate a Potential Business Combination.

After careful consideration of all relevant factors, our board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking our shareholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Withum has audited our financial statements for the year ended December 31, 2025 and the period from February 21, 2024 (inception) through December 31, 2024. A representative of Withum is not expected to be present at the Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees

Audit fees consist of the aggregate fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the (i) audit of our annual financial statements and (ii) review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2025 and the period from February 21, 2024 (inception) through December 31, 2024 totaled approximately $116,895 and $128,440, respectively. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Withum for any audit-related fees for the year ended December 31, 2025 and the period from February 21, 2024 (inception) through December 31, 2024.

Tax Fees

Tax fees consist of the aggregate fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Withum for tax services, planning or advice for the year ended December 31, 2025 and the period from February 21, 2024 (inception) through December 31, 2024.

All Other Fees

All other fees consist of the aggregate fees billed for all other services. We did not pay Withum for any other services for the year ended December 31, 2025 and the period from February 21, 2024 (inception) through December 31, 2024.

Our Audit Committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services performed and to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing our independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee may reconsider the selection of Withum as our independent registered public accounting firm.

Vote Required for Approval

The approval of the Auditor Ratification Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Failure to vote by proxy, online or physically attend the Meeting will have no effect on the outcome of any vote on the Auditor Ratification Proposal. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote. See the section of this Proxy Statement entitled “Questions and Answers About the Meeting” for more information about Broker Non-Votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, approved and confirmed in all respects.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Auditor Ratification Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our chairman to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Auditor Ratification Proposal or (ii) where the Board has determined it is otherwise necessary. In no event will our board adjourn the Meeting beyond July 15, 2026.

Full Text of Resolution

“It is resolved, as an ordinary resolution, that, (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Auditor Ratification Proposal or (ii) where the Board has determined it is otherwise necessary, the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved.”

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our chairman may not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Auditor Ratification Proposal.

Vote Required for Approval

The Adjournment Proposal must be approved as an ordinary resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Meeting, vote at the Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Meeting.

Recommendation of the Board

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of             , 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

As of the record date, there were a total of 28,750,000 ordinary shares outstanding consisting of (i) 23,000,000 class A ordinary shares and (ii) 5,750,000 class B ordinary shares. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of             , 2026.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned (2)	Approximate Percentage of Class	Total Outstanding Ordinary Shares
Launch One Sponsor LLC (3)	—	—	5,750,000	100.00%	20.00%
Ryan Gilbert (3)	—	—	5,750,000	100.00%	20.00%
Chris Ehrlich (3)	—	—	—	—	—
Jurgen van de Vyver (3)	—	—	—	—	—
Brian Atwood (3)	—	—	—	—	—
Rodney A. Ferguson (3)	—	—	—	—	—
Risa Stack (3)	—	—	—	—	—
All executive officers, and directors as a group (6 individuals) (3)	—	—	5,750,000	100.00%	20.00%

Other 5% Shareholders
LMR Parties (4)	1,980,000	8.61%	—	—	6.89%
Magnetar Parties (5)	1,960,200	8.52%	—	—	6.82%
First Trust Parties (6)	1,866,241	8.11%	—	—	6.50%
Picton Mahoney Asset Management (7)	1,669,756	7.26%	—	—	5.81%
AQR Parties (8)	1,575,742	6.85%	—	—	5.48%
MMCAP Parties (9))	1,480,000	6.43%	—	—	5.15%
Mizuho Financial Group, Inc. (10)	1,429,255	6.21%	—	—	4.97%
Berkley Parties (11)	1,423,290	6.19%	—	—	4.95%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Launch One Acquisition Corp., 180 Grand Avenue, Suite 1530, Oakland, California 94612.

(2)	Interests shown consist solely of founder shares, classified as class B ordinary shares. Such shares will (unless otherwise provided in our initial business combination agreement) automatically convert into class A ordinary shares concurrently with or immediately following the consummation of our initial business combination, and may be converted at any time prior to our initial business combination, at the option of the holder, on a one-for-one basis, subject to adjustment.

(3)	Launch One Sponsor LLC, our Sponsor, is the record holder of such class B ordinary shares. Ryan Gilbert is the sole managing member of Launch One Sponsor LLC and holds voting and investment discretion with respect to the ordinary shares held of record by the Sponsor. Mr. Gilbert disclaims any beneficial ownership of the securities held by the Sponsor, other than to the extent of any pecuniary interest he may have therein, directly or indirectly. All of our officers and directors and our advisor are members of our Sponsor. Each such person disclaims any beneficial ownership of the reported ordinary shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The Sponsor is controlled by Mr. Gilbert, who is a U.S. citizen, and the Sponsor does not have any non-U.S. members.

(4)	According to a Schedule 13G filed with the SEC on November 14, 2024 by (i) LMR Partners LLP, a United Kingdom limited liability partnership (“LMR”), (ii) LMR Partners Limited, a Hong Kong corporation (“LMR Limited”), (iii) LMR Partners LLC, a Delaware limited liability company (“LMR LLC”), (iv) LMR Partners AG, a Swiss corporation (“LMR AG”), (v) LMR Partners (DIFC) Limited, an United Arab Emirates corporation (“LMR DIFC”), (vi) LMR Partners (Ireland) Limited, a limited company incorporated in Ireland (“LMR Ireland”, collectively with LMR, LMR Limited, LMR LLC, LMR AG and LMR DIFC, the “LMR Investment Managers”), (vii) Ben Levine, a citizen of the United Kingdom (“Mr. Levine”), and (viii) Stefan Renold, a citizen of Switzerland (“Mr. Renold”, collectively with the LMR Investment Managers and Mr. Levine, the “LMR Parties”). The LMR Investment Managers serve as the investment managers to certain funds with respect to the Public Shares held by certain funds. Messrs. Levine and Renold are ultimately in control of the investment and voting decisions of the LMR Investment Managers with respect to the securities held by certain funds. The principal business address of each of the LMR Parties is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom.

(5)	According to a Schedule 13G filed with the SEC on November 6, 2024 by (i) Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”), (ii) Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”), (iii) Supernova Management LLC, a Delaware limited liability company (“Supernova Management”), and (iv) David J. Snyderman, a citizen of the United States (“Mr. Snyderman”, collectively with Magnetar Financial, Magnetar Capital Partners and Supernova Management, the “Magnetar Parties”), in connection with Public Shares held for the following funds (collectively, the “Magnetar Funds”) (a) Magnetar Constellation Master Fund, Ltd, Magnetar Xing He Master Fund Ltd, Magnetar SC Fund Ltd, Purpose Alternative Credit Fund Ltd, all Cayman Islands exempted companies and (b) Magnetar Structured Credit Fund, LP, a Delaware limited partnership and Magnetar Alpha Star Fund LLC, Magnetar Lake Credit Fund LLC, Purpose Alternative Credit Fund - T LLC, all Delaware limited liability companies. Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Public Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The principal business address of each of the Magnetar Parties is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201

(6)	According to a Schedule 13G filed with the SEC on November 14, 2024 by (i) First Trust Capital Management L.P. (“FTCM”), (ii) First Trust Capital Solutions L.P. (“FTCS”) and (iii) FTCS Sub GP LLC (“Sub GP” and collectively with FTCM and FTCS, the “First Trust Parties”). FTCM is an investment adviser registered with the SEC that provides investment advisory services to, among others, (x) series of Investment Managers Series Trust II, an investment company registered under the Investment Company, specifically First Trust Multi-Strategy Fund and First Trust Merger Arbitrage Fund, (y) First Trust Alternative Opportunities Fund, an investment company registered under the Investment Company Act, and (z) Highland Capital Management Institutional Fund II, LLC, a Delaware limited liability company (collectively, the “Client Accounts”). FTCS is a Delaware limited partnership and control person of FTCM. Sub GP is a Delaware limited liability company and control person of FTCM. As investment adviser to the Client Accounts, FTCM has the authority to invest the funds of the Client Accounts in securities (including the Public Shares) as well as the authority to purchase, vote and dispose of securities, and may thus be deemed the beneficial owner of any Public Shares held in the Client Accounts. FTCS and Sub GP may be deemed to control FTCM and therefore may be deemed to be beneficial owners of the Ordinary Shares reported in the Schedule 13G. No one individual controls FTCS or Sub GP. FTCS and Sub GP do not own any Public Shares for their own accounts. The principal business address of each of the First Trust Parties is 225 W. Wacker Drive, 21st Floor, Chicago, Illinois 60606.

(7)	According to a Schedule 13G filed with the SEC on October 17, 2024, by Picton Mahoney Asset Management, a company incorporated under the laws of Ontario, Canada (“Picton”). The principal business address of Picton is 33 Yonge Street, #320, Toronto, ON M5E 1G4.

(8)	According to a Schedule 13G filed with the SEC on November 14, 2024 by (i) AQR Capital Management, LLC, a Delaware limited liability company (“AQR”), (ii) AQR Capital Management Holdings, LLC, a Delaware limited liability company (“AQR Holdings”), (iii) AQR Arbitrage, LLC, a Delaware limited liability company (collectively, with AQR and AQR Holdings, the “AQR Parties”). The principal business address of each of the AQR Parties is One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830.

(9)	According to a Schedule 13G/A filed with the SEC on February 13, 2026, by (i) MMCAP International Inc. SPC, a Cayman Islands company (“MMCAP International”) and (ii) MM Asset Management Inc., a company incorporated under the laws of Ontario, Canada (“MM Asset Management”, and together with MMCAO International, the “MMCAP Parties”). The principal business address of MMCAP International is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands. The principal business address of MM Asset Management is 161 Bay Street, TD Canada Trust Tower Suite 2240, Toronto, ON Canada M5J 2S1.

(10)	According to a Schedule 13G filed with the SEC on February 12, 2026, by Mizuho Financial Group, Inc. (“Mizuho”). Mizuho., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of Public Shares directly held by Mizuho Securities USA LLC, which is their wholly-owned subsidiary. The principal business address of Mizuho is 1 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

(11)	According to a Schedule 13G filed with the SEC on February 10, 2026, by (i) W. R. Berkley Corporation, a Delaware corporation (“W.R. Berkley”) and (ii) Berkley Insurance Company, a Delaware company (“BIC” and together with W.R. Berkley, the “Berkley Parties”). The principal business address of the Berkley Parties is 475 Steamboat Road Greenwich, Connecticut 06830.

The Sponsor beneficially owns approximately 20.0% of the issued and outstanding ordinary shares and has the right to elect all of our directors prior to our initial business combination as a result of holding all of the founder shares. Holders of our public shares will not have the right to appoint any directors to our board of directors prior to our initial business combination. In addition, because of their ownership block, Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Articles and approval of significant corporate transactions.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 180 Grand Avenue, Suite 1530, Oakland, California 94612, to inform us of the shareholder’s request; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Individuals call toll-free: (877) 566-1922

Banks and Brokerage Firms, please call (877) 566-1922

Email: info@okapipartners.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Chief Executive Officer at Launch One Acquisition Corp., 180 Grand Avenue, Suite 1530, Oakland, California 94612.

If you are a shareholder of the Company and would like to request documents, please do so by             , 2026 (five business days prior to the meeting date), in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
Launch One Acquisition Corp.

Launch One Acquisition Corp.
(the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

It is resolved as a special resolution that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending the definition of Completion Window by deleting the following the words:

“ending on the date that is twenty four (24) months after the closing date of the IPO”

and replacing them with the following:

“ending on January 15, 2027, such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”;

A-1

PRELIMINARY PROXY

LAUNCH ONE ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING IN

LIEU OF AN ANNUAL GENERAL MEETING TO BE HELD ON

[ ● ], 2026

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated             , 2026, in connection with the Extraordinary General Meeting in Lieu of an Annual General Meeting to be held at 9:00 a.m. Eastern Time on [ ● ], 2026 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or virtually via the Internet for the sole purpose of considering and voting upon the following proposals, and hereby appoints Ryan Gilbert, Chris Ehrlich, and Jurgen van de Vyver and each of them (with full power to act alone), the proxies of the undersigned, with power of substitution to each, to vote all of the ordinary shares of Launch One Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting in Lieu of an Annual General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting in Lieu of an Annual General Meeting to be held on [ ● ], 2026:

The Notice of Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/launchoneacquisitioncorp/2026.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.				Please mark votes as indicated in this example ☒
Proposal 1 - Extension of Amendment	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below: ☐

It is resolved as a special resolution that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending the definition of Completion Window by deleting the following the words:

“ending on the date that is twenty four (24) months after the closing date of the IPO”

and replacing them with the following:

“ending on January 15, 2027, such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

	☐	☐	☐

Proposal 2 – Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN
It is resolved, as an ordinary resolution, that the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, approved and confirmed in all respects.	☐	☐	☐

Proposal 3 - Adjournment	FOR	AGAINST	ABSTAIN
It is resolved, as an ordinary resolution, that, (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Auditor Ratification Proposal or (ii) where the Board has determined it is otherwise necessary, the adjournment of the extraordinary general meeting in lieu of an annual general meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.